Investor Update

Fourth Quarter Fiscal Year 2016

Meta Financial Group®

Forward Looking Statements

Meta Financial Group

Meta Financial Group, Inc.® (the "Company") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this Investor Update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future," or the negative of those terms, or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address, among others, the following subjects: statements regarding the potential benefits of the acquisition of EPS Financial, including but not limited to, its ability to increase the Company's growth; future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. Actual results may differ materially from those contained in the forward-looking statements contained herein. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the businesses of the Bank and EPS Financial may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of EPS Financial products by the Bank may not be as high as anticipated; the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency ("OCC") and the Federal Reserve, as well as the Federal Deposit Insurance Corporation ("FDIC"), which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the MPS division; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company's business and prospects are reflected under the headings "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made, from time to time, by or on behalf of the Company or its subsidiaries.

Meta's Value Proposition & Growth Drivers

Meta Financial Group

Leverage Payments and FinTech Leadership	• Significant growth; current partner relationships expanding, new partners added, and new products implemented with more to come in 2017 and beyond • MPS 25% average deposit growth in FY16 • Expanded tax payments presence via Refund Advantage acquisition in 2014 and pending EPS Financial acquisition announced in October 2016 • Emergent leader in "virtual cards" for electronic settlements • Sponsors approximately 65% of U.S. "white label" Automated Teller Machines • 45 patents with more than two dozen pending
Strong Capital Position	• Earnings and historical access to capital markets to fund our growth objectives • Higher earnings, with limited balance sheet related to Refund Advantage, AFS/IBEX and pending EPS transaction, should reduce the need for additional capital in the absence of future acquisitions • June 2016 assigned an A- for the Bank's senior unsecured debt and deposits by Kroll Bond Rating Agency (KBRA) • $75MM of subordinated debt issued in August 2016 • Exceeds all required capital ratios
Potential for Upward Trend in Earnings	• Asset diversification with higher yields • Total loan growth in FY16 of 30% • Loan and security yields well-positioned to increase with rising rates • ~90% of deposits are low cost and are expected to remain so in a rising rate environment • Stable, low-cost, long duration (approximately seven years) funding advantage

Who We Are

Meta Financial Group

Meta Financial Group, Inc. (MFG) is the holding company for MetaBank®, a federally chartered savings bank. Headquartered in Sioux Falls, SD, MetaBank operates in both the Banking and Payments industries through: MetaBank, its traditional retail banking operation; Meta Payment Systems, the Bank's electronic payments division; AFS/IBEX, the Bank's insurance premium financing division; and Refund Advantage, the Bank's tax refund-transfer software division.



Brookings, SD
Sioux Falls, SD
Storm Lake, IA
Des Moines, IA
Louisville, KY
Newport Beach, CA
Dallas, TX
MAP KEY
Meta Financial Group/Meta Payment Systems
MetaBank Branches
AFS IBEX Offices
Refund Advantage Office



META FINANCIAL GROUP, INC
METABANK
BANKING
PAYMENTS
RETAIL BANK
AFS/IBEX*
META PAYMENT SYSTEMS*
REFUND ADVANTAGE*

*A division of MetaBank

MetaBank | AFS IBEX A division of MetaBank® | meta | Refund Advantage A division of MetaBank®

Who We Are

Meta Financial Group

60+ Years in Business

25% Net Loan Growth LTM

Retail Bank

- Regional Community Bank, 10 branch locations in Iowa and South Dakota
- Growing, profitable operations
- ClearBalance relationship may provide opportunities for high-quality financing at attractive rates
- Low-cost deposit base gives Bank competitive advantage on terms to attract high-quality credits
- Expect continued robust loan growth over the next 12 months
- Expect continued high credit standards resulting in low non-performing assets

Meta Payments Systems

29% Fee Income Growth YoY

25% Deposit Growth YoY (qtr. avg.)

- Prepaid card industry leader with payments diversification
- Continuing to grow "annuity"-like stream of fee income
- New and growing existing relationships driving growth with a strong pipeline
- Adjacent and complementary new product introduction
  - Refund Advantage® – Tax channel
    - Additional MPS distribution
  - New credit products
- Competitive advantage with strong systems and infrastructure
- Regulatory requirements create high barriers to entry

61% Net Loan Growth LTM

6.5% Weighted Average APR

AFS/IBEX

- Loans to commercial businesses to fund their property, casualty and liability insurance premiums
- Short duration, typically 9-10 month maturities
- Higher yields than alternative investments, particularly for the term
  - Loans generally priced as a spread to Prime, reset higher if Prime moves higher
- Significant collateralization on most loans minimizes credit risk
- Building franchise value

Refund Advantage®

$23.3 Million Tax Product Revenues FY16

>10 Thousand Tax Preparer Offices (EROs)

- Acquisition completed in September 2015
- Offers tax refund-transfer (RTs) solutions through ACH direct deposit, check and prepaid card
- Growth enhanced by new credit-advance product
- Processed a record number of RTs over the entire 2016 tax season, > 1 Million RTs
- Opportunities for further growth and new products for the 2017 tax season

Meta Executive Management

Meta Financial Group

J. Tyler Haahr, Chairman and Chief Executive Officer

Tyler joined Meta in 1997. Previously, he was a partner with the law firm of Lewis and Roca LLP in Phoenix, AZ. He serves as the Secretary and as a member of the Board of Directors of LifeScape. Tyler serves as a director and is also past Chairman of the Board of Directors for the Sioux Falls YMCA. He received his B.S. degree in Accounting with honors from the University of South Dakota in Vermillion, SD. Tyler graduated with honors from the Georgetown University Law Center in Washington, D.C.

Brad Hanson, President

Brad joined Meta in 2004 and has more than 25 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career, Brad has played a significant role in the development of the prepaid card industry. His experience working with regulators and many financial innovators provides a unique perspective on the history of prepaid cards, current threats and opportunities and the changing roles of key participants in the prepaid value chain. He is a founding member of the Network Branded Prepaid Card Association where he serves as a board member. Brad has been recognized as a Paybefore Industry Achievement Award winner and serves as a board member for Help Worldwide and the Midwest Region of Operation HOPE.

Glen Herrick, EVP and Chief Financial Officer

Glen joined Meta in March 2013, and was appointed Chief Financial Officer in October 2013. Previously, Glen served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen has a B.S. degree in Engineering Management from the United States Military Academy at West Point, NY. and an MBA from the University of South Dakota in Vermillion, SD. He also graduated from the Stonier Graduate School of Banking.

Cindy Smith, EVP and Chief Operating Officer

Cindy joined Meta in 2015 and brings more than 25 years of banking and payments industry experience to her position. She previously held senior executive positions at Zions Bancorporation, a regional bank holding company headquartered in Salt Lake City, UT. Before working at Zions Bancorporation, Cindy was an executive with U.S. Bank. In 2008, she was named by American Banker as one of the "Top 25 Most Powerful Women in Banking". Cindy has an MBA from Lansbridge University and a Masters in Management from the American Graduate School of Management.

Revenue Highlights

Net Income

- Year-over-year growth of 84% from prior fiscal year
- 4QFY16 net income totaled $6.0MM versus $4.6MM in 4QFY15

Earnings Profile

- Sizable and rapidly growing non-interest income
- Opportunity for net interest margin (NIM) expansion in current and higher rate environment
- Revenue from business development and new agreements lags 9-12 months behind implementation costs; potential coiled spring effect to future earnings

Successfully integrated Refund Advantage® tax payments business

- Contributed $19.6 MM of revenue in 2QFY16 (tax seasonality) with $3.4MM of revenue carryover into 3QFY16
- Expenses spread throughout full year

Net Income ($MM)


Q1
Q2
Q3
Q4
$3.5
$3.7
$3.1
$3.1
$3.4
$4.2
$4.1
$4.0
$4.6
$4.6
$5.2
$3.6
$6.0
$8.9
$14.3
$4.1
FY13
FY14
FY15
FY16

Income Breakout ($MM)


Interest Income
Non-Interest Income
$55.5
$39.0
$51.7
$48.7
$58.2
$61.6
$100.8
$81.4
FY13
FY14
FY15
FY16

Earning Asset Mix & Net Interest Margin

Meta Financial Group



2.85%
3.09%
3.09%
2.49%
2.22%
1.56%
Net Interest Margin
Qtr Avg 10 Year Treasury
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16

24bps

*NIM **Expansion** since 9/30/2014*

93bps

*10-Year Treasury Yield **Declined** since 9/30/2014 (Qtr Average)*

147%

*Cumulative Loan **growth** since FY12*

379%

*Cumulative Investment Securities **growth** since FY12*

4%

*Cumulative Mortgage-Backed Securities **reduction** since FY12*

Earning Asset Mix*



FY12
24%
57%
19%
FY14
24%
37%
39%
FY16
29%
27%
44%
Mortgage-Backed Securities
Investment Securities
Loans

*Fiscal Year Average

Balance Sheet Overview – Assets

Meta Financial Group

Fiscal year 2016 average assets grew 30% compared to fiscal year 2015

- 4Q16 average assets grew 32% over the same quarter in 2015

30% YoY total loan growth driven by increases in Residential Real Estate, Commercial Real Estate, and Premium Finance

- Allowance for loan losses was $5.6MM, or 0.6% of total loans at September 30, 2016

Total investments and mortgage-backed securities increased 30% YoY



Total Assets ($MM)
At September 30
24.8%
Asset Compound Annual Growth Rate (CAGR)
$1,692
$2,054
$2,530
$4,007
FY13
FY14
FY15
FY16



Investments ($MM)
At September 30
Mortgage-Backed Securities
Municipal Securities
Other Securities
$1,169
$1,423
$1,602
$2,089
FY13
FY14
FY15
FY16



Loan Portfolio ($MM)
At September 30
Commercial
Residential
Agricultural
Consumer
Premium Finance
$385
$499
$713
$926
FY13
FY14
FY15
FY16

Asset Quality

Meta Financial Group

Very strong asset quality

- NPAs are at 0.03% of total assets, a small fraction of bank industry average[1]

No NPAs within the Payments segment

Continue to purchase high-quality investments within certain sectors of the municipal market

- Many of these new purchases are tax exempt and also backed, or collateralized, by Ginnie Mae, Fannie Mae and Freddie Mac, thereby enhancing credit quality
- A large majority of our municipal bond holdings are in the top two rating buckets (AAA & AA) or are Ginnie Mae-backed and convertible

Non-Performing Assets ($MM)

At September 30



0.03%
NPAs as a percentage of total assets at 9/30/2016.
0.40%
0.30%
0.20%
0.10%
0.00%
% of Assets
$0.8
$1.0
$7.8
$1.2
FY13
FY14
FY15
FY16

Loan Composition

At September 30, 2016



Commercial
Residential
Agricultural
Consumer
Premium Finance
19%
17%
4%
11%
49%

[1] Meta NPA/Assets as of 9/30/16, all other bank NPA/Assets as of 6/30/16 (Source: FDIC)

Balance Sheet Overview - Liabilities

Meta Financial Group

Historical Low Cost of Funds

- Issuance of $75MM of Subordinated Debt was the driver for the increase in cost of funds over 4QFY15 at MFG, however, MetaBank's cost of funds remained extremely low at 0.16% during 4QFY16
- Low cost of funds continues to be driven by non-interest bearing deposits generated by MPS

Deposits* ($MM)



0.26%
Average Cost of Funds in 4Q16
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
MFG Cost of Funds
4Q Average
$1,173
$1,294
$1,604
$2,003
$222
$239
$223
$237
FY13
FY14
FY15
FY16
Banking/Corp. Services
Payments
Cost of Funds

*Fiscal Year Average

Capital Management

Capital enhancement history

- $26.1 million and $11.7 million private placements supporting Refund Advantage acquisition and other growth in 2015-16
- 2014-15 At-the-Market (ATM) offering net proceeds of $25.4 million to support growth
- $61.0 million in 2012-13 via private placements and ATM offering
- Institutional investor base has shown continued support

Regulatory Capital Ratios

At September 30, 2016[1]



Meta Financial Group, Inc.
MetaBank
8.35%
10.35%
17.28%
21.95%
17.82%
21.95%
23.17%
22.35%
MFG
MB
Tier 1 (Core) Leverage
Common Equity Tier 1
Tier 1 (Core) Risk-Based
Total Risk-Based
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions

[1]Amounts estimated

Earnings Power While Growing Equity



Diluted EPS
TBV/Share
$2.00
$1.50
$1.00
$0.50
$0.00
$ Diluted Earnings Per Share
$40.00
$30.00
$20.00
$10.00
$0.00
$ Tangible Book Value Per Share
4Q13
4Q14
4Q15
4Q16

Goal: Maintain strong capital ratios

- Tier 1 (Core) Leverage > 8.0%
- Total Risk-Based Capital >14.0%

Prudent capital management, flexibility to source future needs

- June 2016 assigned a BBB+ for the Company's senior unsecured debt by Kroll Bond Rating Agency (KBRA)
- August 2016 issued $75MM of Subordinated Debt

Infrastructure

Meta Financial Group

Early adopter of sophisticated compliance systems

Investments in MPS program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid industry = wide "moat"

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Durbin-related disadvantages for banks over $10B in assets

Interest Rate Risk Management

Meta Financial Group

Positively leveraged for higher rate environment

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost deposits
- Meta MTM of ~50% of assets available for sale (securities) vs. typical "peer" at ~15-20%
- $46.7 million of net unrealized gains in the securities portfolio as of September 30, 2016

Expect continued, increasing Net Interest Margin (NIM)

- Continued robust loan growth at retail bank and AFS/IBEX improves earning asset mix
- Premium Finance (AFS/IBEX) loan yields should adjust higher if rates rise as loans are generally priced at Prime plus a spread
- Growing Premium Finance loan portfolio increases duration flexibility and thus provides increased yields in the securities portfolio

Reinvestment opportunity promotes NIM expansion in an up-rate environment

- Cash flow from securities and loans and growing MPS deposits deployed at higher rates
- Mortgage-backed securities portfolio yields expected to increase with only nominal extension if rates rise

Interest rate sensitivity (what management believes)

Static interest rate risk results do not accurately reflect Meta's true interest rate sensitivity due to our unique and historically predictable deposit base

- Due to historically predictable weekly, monthly and yearly deposit volatility, static IRR results can be significantly skewed
- Utilizing quarterly average balances for deposits and borrowings, with cash as the offset, provides a more accurate view of the Company's IRR position
- Understanding our historically predictable cyclicality is necessary to interpret interest rate risk results
- MPS-related, non-interest bearing deposit value will be unlocked if interest rates rise
- Significant non-interest deposit growth also gives more net income upside that is not reflected in IRR analysis
- Increased value of non-interest bearing deposits and long average life, despite "brokered deposit" categorization

Industry Recognition

Meta Financial Group

Bank Director

#1 Top Growth Bank (May 2016)

NACHA
The Electronic Payments Association

Top 50 of ACH originators in 2015
Top 30 of ACH receivers in 2015

THE NILSON REPORT

Second largest prepaid card issuer in the U.S. ranked by purchase volume (2015)

AMERICAN BANKER magazine

#44 "More double-digit goodness" (June 2015) based on average ROE over the past three years
#48 "Top 200 Community Banks and Thrifts" (June 2015) Top 1% based on three year ROE

Russell Investments

Added to **Russell 2000 Index (RTY)** in June 2013

ABA BANKING JOURNAL

Top 100 in ABA Banking Journal's annual Performance Ranking for $1B-$10B banks (2014)

Appendix

Income Statement

Meta Financial Group ($000's)	Fiscal Year Ended September 30, 2013	2014	2015	2016	Three Months Ended September 30, 2015	2016	% Change
Net Interest Income	36,022	46,262	59,220	77,305	15,703	19,893	26.7%
Non-Interest Income	55,503	51,738	58,174	100,770	15,106	19,228	27.3%
Total Revenue	**$91,525**	**$98,000**	**$117,394**	**$178,075**	**$30,809**	**$39,121**	**27.0%**
Provision for Loan Loss	-	1,150	1,465	4,605	124	548	341.9%
Compensation and Benefits	34,106	38,155	46,493	61,675	12,168	14,536	19.5%
Card Processing Expense	15,584	15,487	16,508	22,264	4,134	5,406	30.8%
All Other Expense	24,713	24,589	33,505	50,710	9,899	11,283	14.0%
Net Income Before Taxes	**$17,122**	**$18,619**	**$19,423**	**$38,821**	**4,484**	**$7,348**	**63.9%**
Income Tax Expense	3,704	2,906	1,368	5,602	(155)	1,344	-967.1%
Net Income	**$13,418**	**$15,713**	**$18,055**	**$33,219**	**$4,639**	**$6,004**	**29.4%**

Balance Sheet

Meta Financial Group

Meta Financial Group ($MM)	Fiscal Year Average 2013	2014	2015	2016	Fiscal Quarter Average 4Q15	4Q16	% Change
Cash And Cash Equivalents	77	93	120	52	81	51	-37.0%
Investments and MBS	1,214	1,291	1,471	1,966	1,534	2,076	35.3%
Loans Receivable, Net	337	435	612	804	684	900	31.6%
Other Assets	84	110	119	195	148	208	40.5%
Assets	**$ 1,712**	**$ 1,929**	**$ 2,322**	**$ 3,017**	**$ 2,447**	**$ 3,235**	**32.2%**
Total Deposits	1,395	1,533	1,827	2,240	1,820	2,253	23.8%
Other Liabilities	174	239	290	469	401	647	61.3%
Shareholders' Equity	143	157	205	308	226	335	48.2%
Liabilities and Equity	**$ 1,712**	**$ 1,929**	**$ 2,322**	**$ 3,017**	**$ 2,447**	**$ 3,235**	**32.2%**